                                                                    EXHIBIT 10.3

                       NINTH AMENDMENT TO CREDIT AGREEMENT

     THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 29, 1999 and effective as of November 1, 1999, is among DAISYTEK, INCORPORATED, a Delaware corporation ("Borrower"), DAISYTEK INTERNATIONAL CORPORATION, a Delaware corporation ("Guarantor"), each of Borrower's Subsidiaries identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages of this Amendment or that, pursuant to Section 8.1(n) of the Credit Agreement (as hereinafter defined), become a "Subsidiary Guarantor" (individually, a "Subsidiary Guarantor," and, collectively, the "Subsidiary Guarantors"), CITIZENS BANK OF MASSACHUSETTS, a Massachusetts stock savings bank, by assignment from State Street Bank and Trust Company, a Massachusetts trust ("Citizens"), BANK ONE, NA (Main Office Chicago), a national banking association formerly named The First National Bank of Chicago ("Bank One"), IBM CREDIT CORPORATION, a Delaware corporation ("IBM Credit"), and CHASE BANK OF TEXAS, N.A., a national banking association ("Chase"), as a lender and as administrative agent for itself, Citizens, Bank One and IBM Credit (Citizens, Bank One, IBM Credit, Chase and any assignee lender pursuant to Section 11.4A of the Credit Agreement being referred to, collectively, as "Lenders"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

     WHEREAS, Borrower, Guarantor, certain Subsidiary Guarantors, Citizens, Bank One (as assignee, effective June 30, 1997, of NBD Bank, a Michigan banking corporation) and Chase are parties to that certain Credit Agreement dated as of May 22, 1995, as amended by that certain First Amendment to Credit Agreement dated as of April 15, 1996, that certain Second Amendment to Credit Agreement dated as of November 14, 1996 and effective as of November 18, 1996, that certain Third Amendment to Credit Agreement dated and effective as of June 30, 1997, that certain Fourth Amendment to Credit Agreement dated and effective as of December 11, 1997, that certain Fifth Amendment to Credit Agreement dated as of February 13, 1998, that certain Sixth Amendment to Credit Agreement dated as of March 29, 1999 and effective as of March 30, 1999 that certain Seventh Amendment to Credit Agreement dated as of September 10, 1999 and that certain Eighth Amendment to Credit Agreement dated as of September 30, 1999 (as so amended, the "Credit Agreement"), establishing a revolving credit facility in the aggregate maximum principal amount of $85,000,000; and

     WHEREAS, the parties desire to amend the Credit Agreement to increase the aggregate maximum principal amount under such revolving credit facility from $85,000,000 to $105,000,000, with funding commitments thereunder to be shared $25,000,000 by Citizens, $30,000,000 by Bank One, $20,000,000 by IBM Credit and
$30,000,000 by Chase.

     NOW, THEREFORE, in consideration of the recitals set forth above, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Subsidiary Guarantors and Lenders hereby agree as follows:

NINTH AMENDMENT TO CREDIT AGREEMENT - Page 1
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                                                                    EXHIBIT 10.3

     1. Amended Definitions. The following definitions in Section 1.1 of the Credit Agreement are amended to read in their entireties as follows:

          ""Committed Sum" means, with respect to the Loan Commitment, Thirty Million Dollars ($30,000,000) with respect to Chase, Thirty Million Dollars ($30,000,000) with respect to Bank One, Twenty-Five Million Dollars ($25,000,000) with respect to Citizens and Twenty Million Dollars ($20,000,000) with respect to IBM Credit."

          ""Lender" or "Lenders" means, collectively, Chase Bank of Texas, N.A., a national banking association, Citizens Bank of Massachusetts, a Massachusetts stock savings bank, Bank One, NA (Main Office Chicago), a national banking association, IBM Credit Corporation, a Delaware corporation, and any assignee lender pursuant to Section 11.4A of this Credit Agreement. Notwithstanding such collective definition, the phrases "a Lender," "any of Lenders," "each of Lenders" and similar phrases shall be singular references and not collective references."

          ""Loan Commitment" means One Hundred and Five Million Dollars ($105,000,000)."

          ""Loan Documents" mean this Agreement, the Notes, the Guaranty, all amendments and other modifications thereto and all other amendments, agreements, certificates, legal opinions and other documents, instruments and writings (other than term sheets, commitment letters, or similar documents used in the negotiations hereof) heretofore or hereafter delivered in connection herewith or therewith."

     2. New Definitions. The following definitions are added to Section 1.1 of the Credit Agreement, to read in their entireties as follows:

          ""IBM Credit" means IBM Credit Corporation, a Delaware corporation."

          ""Ninth Amendment Closing Date" means November 1, 1999, being the effective date of the Ninth Amendment to Credit Agreement among Borrower, Guarantor, Subsidiary Guarantors, Lenders and Agent."

          ""Required Lenders" means, at any time, Lenders having at least sixty percent (60%) of the aggregate amount of the Committed Sum at such time."

     3. Amendment of Section 2.2. The first sentence of Section 2.2 of the Credit Agreement is amended to read in its entirety as follows:

     "The Loan made by Citizens, Bank One and Chase pursuant to this Article II shall be evidenced by the Notes dated as of the Sixth Amendment Closing Date and the Loan made by IBM Credit pursuant to this Article II shall be evidenced by the Note dated as of the Ninth Amendment Closing Date, all substantially in the form of Exhibit A."


NINTH AMENDMENT TO CREDIT AGREEMENT - Page 2

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                                                                    EXHIBIT 10.3

     4. Amendment of Section 3.1. Section 3.1 of the Credit Agreement is amended to read in its entirety as follows:

          "Section 3.1 Commitment to Issue Letters of Credit. Subject to the terms and conditions of this Agreement, including, without limitation,
     Section 3.2, Lenders (acting through any Lender or Lenders (other than IBM Credit) designated by Borrower from time to time, as issuer) agree to issue, at such times as Borrower may request from the Closing Date to the Loan Maturity Date, commercial and standby letters of credit for the account of any Daisytek Corporation; provided, however, that (a) the aggregate amount of the Letters of Credit issued by Lenders at any one time outstanding shall not exceed $2,000,000, and (b) the aggregate amount of the Letters of Credit, plus the principal amount of the Loan, at any one time outstanding, shall not exceed the lesser of (x) the Borrowing Base and
     (y) the Loan Commitment. IBM Credit shall not have any obligation to issue a letter of credit; however, IBM Credit shall, subject to the terms and conditions hereof, participate in all letters of credit issued by the other Lenders pursuant to this Agreement.

          If a Letter of Credit hereunder is issued other than by Chase, then the issuing Lender shall promptly (and in any event within one Business
     Day) notify Agent thereof and include with such notice Borrower's application for such Letter of Credit, a photocopy of the issued Letter of Credit and a statement signed by such issuing Lender acknowledging that such Letter of Credit was issued hereunder. The obligation of Lenders (acting through any Lender or Lenders (other than IBM Credit) designated by Borrower from time to time, as issuer) to issue Letters of Credit hereunder shall expire at Agent's close of business in Dallas, Texas on the Loan Maturity Date. Each Letter of Credit, as the same may be amended or extended from time to time, shall expire no later than the Loan Maturity Date. All Letters of Credit issued hereunder shall be in the issuing Lender's standard form or in such other form as is mutually agreed upon by Borrower and Lenders."

     5. Amendment of Section 7.2. Section 7.2 of the Credit Agreement is amended to read in its entirety as follows:

          "Section 7.2 Lenders' Representations and Warranties. Lenders hereby represent and warrant that they will acquire the Notes for their own account in the ordinary course of their commercial banking business (or, in the case of IBM Credit, in the ordinary course of its commercial lending business); however, the disposition of a Lender's property shall at all times be and remain within its control and in particular and without limitation, this Section 7.2 does not prohibit a Lender's sale, hereby authorized, of the Notes or of any participation in the Notes to any bank, pension plan, investment fund, financial institution or similar purchaser. Lenders will exercise their best efforts to notify Borrower prior to, and in any event will notify Borrower promptly after, any such sale. No such sale shall relieve a Lender of its obligation to make Advances hereunder."

     6. Amendment of Section 8.1(d). Section 8.1(d) of the Credit Agreement is amended to read in its entirety as follows:

          "(d) Other Information and Inspections. On and after the Closing Date, each

NINTH AMENDMENT TO CREDIT AGREEMENT - Page 3

                                                                    EXHIBIT 10.3


     Daisytek Corporation will furnish to Agent, and will cause each of its Subsidiaries to furnish, (i) any information that any of Lenders may from time to time reasonably request concerning any covenant, provision or condition of the Loan Documents or any matter in connection with such corporation's businesses and operations and (ii) all evidence which any of Lenders may from time to time reasonably request as to the accuracy and validity of or compliance with all representations, warranties and covenants made by such corporation in the Loan Documents, the satisfaction of all conditions contained therein, and all other matters pertaining thereto. Upon reasonable prior notice and at reasonable times, each Daisytek Corporation will permit, and shall cause its Subsidiaries to permit, representatives appointed by Lenders, including independent accountants, auditors (including internal auditors), agents, attorneys, appraisers and any other persons, to visit and inspect any of such Person's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and such corporation shall permit, and shall cause its Subsidiaries to permit, Lenders or their representatives to investigate and verify the accuracy of the information furnished to Lenders in connection with the Loan Documents and to discuss all such matters with its officers, employees and representatives; provided, however, that prior to the occurrence and continuance of an Event of Default, this sentence shall not be construed as permitting Lenders or their representatives to contact customers or suppliers of the Daisytek Corporations in connection with the transactions contemplated by the Loan Documents, without the consent of Borrower. Each Lender agrees that, except in connection with its enforcement of its rights under the Loan Documents, it will take all reasonable steps to keep confidential (in accordance with the normal practices of commercial banks (or, in the case of IBM Credit, in accordance with the normal practices of commercial lending)) any information given to it by a Daisytek Corporation; provided, however, that this restriction shall not apply to information that (A) has at the time in question entered the public domain as a result of actions taken by Persons other than Lenders, (B) is required to be disclosed by Law or by any order, rule or regulation (whether valid or invalid) of any Tribunal, (iii) is disclosed to another Lender, or to the Affiliates, auditors, attorneys, or agents of Lenders, or (iv) is furnished to purchasers or prospective purchasers of the Notes or of participations or other interests in the Loans or the Notes who agree to abide by the confidentiality restrictions of this subsection. Lenders shall use reasonable efforts to minimize the cost and inconvenience to the Daisytek Corporations associated with compliance with this Section 8.1(d)."

     7. Amendment of Section 9.5. Section 9.5 of the Credit Agreement is amended to read in its entirety as follows:

          "Section 9.5 Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Potential Event of Default hereunder unless Agent has received written notice from a Lender or Borrower, describing such Event of Default or Potential Event of Default and stating that such notice is a "notice of default." If Agent receives such a notice, Agent shall give notice thereof to all Lenders. Agent shall take such action with respect to such Event of Default or Potential Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until Agent shall have received such

NINTH AMENDMENT TO CREDIT AGREEMENT - Page 4

                                                                    EXHIBIT 10.3


     directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Potential Event of Default as it shall deem advisable in the best interests of all Lenders. Notwithstanding anything in this Section 9.5 or elsewhere in this Agreement to the contrary, upon the occurrence of an event or circumstance contemplated by Sections 10.1(a), (h), (i) or (j), then Agent may, and at the request of the Required Lenders shall, take such action (including, without limitation, the exercise of the remedies set forth in Section 10.2) or refrain from taking such action as it shall deem advisable in its sole discretion in the best interests of all Lenders."

     8. Amendment of Section 9.14. Section 9.14 of the Credit Agreement is amended to read in its entirety as follows:

          "Section 9.14 Representation of Lenders. Each Lender severally represents that it will be taking the Note issued to it hereunder for its own account to evidence loans made in the ordinary course of its commercial banking business (or, in the case of IBM Credit, in the ordinary course of its commercial lending business), and not with a view to the distribution of such Note; provided, however, that the assets of each Lender shall always remain within the control of such Lender."

     9. Amendment of Section 9.17. Section 9.17 of the Credit Agreement is amended to read in its entirety as follows:

          "Section 9.17 Priority of Liens. Notwithstanding anything contained herein to the contrary or in any other instrument or document executed and delivered in connection with this Agreement, or otherwise, including, without limitation, any prior perfection of a Lien under the provisions of the Uniform Commercial Code or any other Law of any jurisdiction that is applicable or in which such filing has been or will be made, or any other recordation or filing of any document, as between Lenders, any security interest (including any and all purchase money security interests) and Lien that each of Lenders may acquire in assets of a Daisytek Corporation will rank equally in priority with the security interest (including any and all purchase money security interests) and Lien of each other of Lenders in the same assets, except that Lenders (other than IBM Credit) will not claim a Lien in any equipment leased by IBM Credit to a Daisytek Corporation."

     10. Amendment of Section 9.18. Section 9.18 of the Credit Agreement is amended to read in its entirety as follows:

          "Section 9.18 Required Consent. Notwithstanding Section 11.1, actions undertaken by Lenders with respect to this Agreement, such as entering into an amendment or supplement to this Agreement or granting a temporary waiver from a provision of this Agreement, require the consent of Lenders holding at least fifty-one percent (51%) of the total Committed Sum; provided, however, that (a) no modification, supplement or waiver shall, unless by an instrument signed by all Lenders or by Agent acting with the consent of all
     Lenders: (i) increase, or extend the term of any of, the Loan Commitment, or extend the time or waive any requirements for the reduction or termination of any of the Loan Commitment, or amend Section 3.1, (ii) extend the date fixed for the payment of principal

NINTH AMENDMENT TO CREDIT AGREEMENT - Page 5

                                                                    EXHIBIT 10.3


     of or interest on the Loan (or any portion thereof) or any fee hereunder,
     (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder,
     (v) alter the rights or obligations of Borrower to prepay the Loan (or any portion thereof), (vi) alter the terms of this Section 9.18, (vii) amend the definition of Required Lenders or otherwise modify in any other manner the number or percentage of Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, (viii) waive any of the conditions precedent set forth in Section 6.2., or (ix) release Guarantor or any Subsidiary Guarantor from its Guaranty (except that Agent is authorized to release the Guaranty of any Subsidiary Guarantor being sold in a transaction consented to by Lenders holding at least fifty-one percent (51%) of the total Committed Sum), and (b) any modification or supplement of this Article IX shall require Agent's prior written consent. The immediately foregoing sentence is subject to (a) Agent's powers and rights specifically delegated or granted to it in this Agreement (and such powers as are reasonably incidental thereto) and (b) Section 9.5 (in respect of a Potential Event of Default or an Event of Default)."

     11. Amendment of Section 10.2(a). Section 10.2(a) of the Credit Agreement is amended to read in its entirety as follows:

          "(a) Upon the occurrence of an event or circumstance contemplated by Sections 10.1(h), (i) or (j), unless a written waiver has been given by the Required Lenders, Lenders simultaneously and automatically (without notice, lapse of time or intervention of any action on the part of Lenders) shall be deemed at such time to have accelerated the payment of the Obligations as provided for in subsection (b)(i) below of this Section 10.2 and to have terminated the Loan Commitment as provided for in paragraph (b)(ii) below of this Section 10.2, and Agent may, and at the request of the Required Lenders shall, exercise all other remedies provided for in Section 10.2(b)."

     12. Amendment of Section 10.2(b). The first paragraph of Section 10.2(b) of the Credit Agreement is amended to read in its entirety as follows:

          "(b) If an Event of Default exists because any other event or circumstance shall have occurred (and, in any case in which notice or grace period is provided with respect thereto under Section 10.1, such grace period shall have expired and all required notices shall be given so that an Event of Default exists), then Agent may, and at the request of the Required Lenders shall, do any one or more of the following:"

     13.  Amendment of Section 11.3. Lenders' addresses as set forth in Section
11.3 of the Credit Agreement are amended to read in their entirety as follows:

          "Chase Bank of Texas, N.A.
          2200 Ross Avenue, Third Floor
          Dallas, Texas 75201
          Attention:  Allen King
          Telecopy:  214-965-2044

NINTH AMENDMENT TO CREDIT AGREEMENT - Page 6

                                                                    EXHIBIT 10.3


          Citizens Bank of Massachusetts
          28 State Street
          Boston, Massachusetts 02109
          Attention:  Michael St. Jean
          Telecopy:  617-338-4041

          Bank One, NA (Main Office Chicago)
          1717  Main Street, Third Floor
          Dallas, Texas  75201
          Attention:  Kathy Turner
          Telecopy:  214-290-2305

          IBM Credit Corporation
          5000 Execution Parkway, Suite 450
          San Ramon, California, 94583
          Attention:  Region Manager West
          Telecopy:  925-277-5675

          As to any Lender who becomes such pursuant to Section 11.4A, to such Lender at is address given to Agent."

          In addition, all references to "The First National Bank of Chicago" are hereby amended to be references to "Bank One, NA (Main Office Chicago)," all references to "First Chicago" are hereby amended to be references to "Bank One," all references to "State Street Bank and Trust Company" are hereby amended to be references to "Citizens Bank of Massachusetts" and all references to "State Street" are hereby amended to be references to "Citizens."

     14. Amendment of Exhibit. Exhibit F to the Credit Agreement is amended in its entirety to be in the form of Exhibit F attached to this Amendment.

     15. New Exhibit H. There is hereby added a new Exhibit H to the Credit Agreement, to provide in its entirety as provided in the Exhibit H attached to this Amendment.

     16. Release of Certain Subsidiary Guarantors; Initial Public Offering of PFSweb, Inc. Upon the effective date of the initial public offering (the "IPO") of shares of common stock of PFSweb, Inc. ("PFSweb") described in the Registration Statement on Form S-1 (as amended from time to time, the "Registration Statement") filed by PFSweb with the Securities and Exchange Commission, each of the following Subsidiary Guarantors shall be released from its obligations under all Guaranties executed by it: PFSweb, Priority Fulfillment Services, Inc., Priority Fulfillment Services of Canada, Inc., Priority Fulfillment Services Europe B.V. and Working Capital of America, Inc. (collectively, the "Released Daisytek Corporations"); provided, that it is a condition subsequent to the effectiveness of such release that the IPO closes (and if the IPO does not close then such release is not effective) and that Borrower receives from PFSweb cash in the amount of the lesser of (x) the outstanding inter-company payables then owing to Borrower by the Released Daisytek Corporations or (y) $18,000,000. In addition, as of such

NINTH AMENDMENT TO CREDIT AGREEMENT - Page 7

                                                                    EXHIBIT 10.3


effective date, and provided the IPO closes and Borrower receives the aforesaid cash amount upon the closing of the IPO, the following provisions shall apply:

          (1) The Released Daisytek Corporations shall not be (i) "Consolidated" with any Daisytek Corporation (including for purposes of Section 8.2(d) and (e)) (except for the purposes of Section 8.1(b)(i) and (ii), for which they shall be Consolidated), (ii) deemed "Daisytek Corporations" (except for the purposes of Section 8.2 (k)), (iii) deemed "Subsidiaries" and (iv) not be deemed "Subsidiary Guarantors" or "Subsidiary Non-Guarantors."

          (2) The Borrower will not (i) loan or make advances to, or investments in, any of the Released Daisytek Corporations, (ii) create, assume or permit to exist any Lien upon any of the shares of common stock of PFSweb or
(iii) sell, transfer, assign or otherwise dispose of any of the shares of common stock of PFSweb owned by it (other than pursuant to a sale or distribution to the public).

          (3) The provisions of Section 8.1(o) of the Credit Agreement shall be waived to the extent that such section requires the delivery of a stock pledge of any Released Daisytek Corporation.

          (4) No Released Daisytek Corporation shall be entitled to receive any proceeds, either directly or indirectly, of the Credit Agreement.

          (5) All financial statements delivered by a Daisytek Corporation pursuant to the terms of the Credit Agreement shall be accompanied by a completed Compliance Certificate, the form of which is attached to this Amendment as Exhibit H.

     17. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon the prior receipt by Agent of the documentation set forth below:

          (a) Certificates. A certificate of the Secretary of each Daisytek Corporation, dated as of the Ninth Amendment Closing Date, to the effect that, except for an increase in the number of authorized shares of common stock of Guarantor, no changes have occurred to the certificates of incorporation (and other equivalent charter documents) and by-laws of the Daisytek Corporations, and no changes have occurred in the incumbency of officers of the Daisytek Corporations authorized to execute or attest any of the Loan Documents, in each case since May 22, 1995, except as expressly described in such certificate;

          (b) Resolutions. Copies of resolutions of the Board of Directors of each Daisytek Corporation, satisfactory to Lenders, approving the execution and delivery of this Amendment and such of the other Loan Documents to which such corporation is a party and authorizing the performance of the obligations of such corporation contemplated in this Amendment and in such other Loan Documents, accompanied by a certificate of the Secretary of such corporation, dated as of the Ninth Amendment Closing Date, that such copies are complete and correct copies of resolutions duly adopted at a meeting of such Board of Directors, and that such resolutions have not been amended, modified or revoked in any respect, and are in full force and effect as of the Ninth Amendment Closing Date;

NINTH AMENDMENT TO CREDIT AGREEMENT - Page 8

                                                                    EXHIBIT 10.3


          (c) Other Certificates. Certificates of each Daisytek Corporation's existence, good standing and qualification to do business, issued by appropriate officials in any state in which such corporation is incorporated, owns property or otherwise qualified, or required to qualify, to do business;

          (d) Note. The Note, duly executed, in favor of IBM Credit;

          (e) Opinion of Counsel. An executed opinion of Wolff & Samson, P.C., Roseland, New Jersey, counsel to the Daisytek Corporations, dated as of the Ninth Amendment Closing Date and in form and substance satisfactory to Lenders and their counsel; and

          (f) Other Documents. Any and all other documents or certificates reasonably requested by a Lender in connection with the execution of this Amendment, including the Guaranty.

     18. Guaranties. Each of Guarantor and each Subsidiary Guarantor hereby acknowledges, consents and agrees to this Amendment and (a) acknowledges that its obligations under that certain Guaranty executed by it, in favor of a Lender (or Agent for the benefit of Lenders) as the case may be, includes a guaranty of all of the obligations, indebtedness and liabilities of Borrower under the Credit Agreement as amended by this Amendment (specifically including, without limitation, the obligations, indebtedness and liabilities resulting from the increase in the maximum principal amount of the revolving credit facility established by the Credit Agreement from $85,000,000 to $105,000,000), (b) represents to each Lender that such Guaranty remains in full force and effect and shall continue to be its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under such Guaranty.

     19. Other Documents. Borrower shall provide such other documents incidental and appropriate to this Amendment as Agent or Agent's counsel may reasonably request, all such documents to be in form and substance reasonably satisfactory to Agent.

     20. Terms of Agreement. Except as expressly amended by this Amendment, the Credit Agreement is and shall be unchanged.

     21. Effect of Amendment. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement in the Credit Agreement or the other documents shall mean a reference to the Credit Agreement as amended hereby.

     22. Assignment. Each of Chase, Citizens and Bank One (each, the "Assignor") hereby sells and assigns to IBM Credit, and IBM Credit hereby purchases and assumes, the percentage interest set forth on Schedule I in and to all of the Assignor's rights and obligations under the Credit Agreement (including, without limitation, such percentage interest in such Lender's Loan

NINTH AMENDMENT TO CREDIT AGREEMENT - Page 9

                                                                    EXHIBIT 10.3


Commitment, outstanding Letters of Credit and the Loans owing to such Lender). As of the Ninth Amendment Closing Date, amounts outstanding under the Loan and the Letters of Credit shall, as to each Lender, be held Pro Rata (as Pro Rata is modified by the amendment, in this Amendment, of the term "Committed Sum.").

     23. Reaffirmation; No Default. Each Daisytek Corporation hereby represents and warrants to Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate action on the part of such Daisytek Corporation and will not violate the certificate of incorporation (or other charter documents) or bylaws of any Daisytek Corporation, (b) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (d) each Daisytek Corporation is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

     24. Enforceability. Each Daisytek Corporation hereby represents and warrants that, as of the date of this Amendment, the Credit Agreement and all documents and instruments executed in connection therewith are in full force and effect and that there are no claims, counterclaims, offsets or defenses to any of such documents or instruments.

     25. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA. PURSUANT TO
SECTION 346.004 OF THE TEXAS FINANCE CODE, CHAPTER 346 OF THE TEXAS FINANCE CODE SHALL NOT APPLY TO THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, THE NOTES, OR ANY ADVANCE OR LOAN EVIDENCED BY THE NOTES.

     26. Maximum Interest Rate. Regardless of any provisions contained in this Amendment or in any other Loan Documents, Lenders shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Notes or otherwise any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and if Lenders ever receive, collect or apply as interest any such excess, or if acceleration of the maturity of the Notes or if any prepayment by Borrower results in Borrower having paid any interest in excess of the maximum rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Notes for which such excess was received, collected or applied, and, if the principal balances of Notes are paid in full, any remaining excess shall forthwith be paid to Borrower. All sums paid or agreed to be paid to Lenders for the use, forbearance or detention of the indebtedness evidenced by the Notes and/or the Credit Agreement, as amended by this Amendment, shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the maximum lawful rate permitted under


NINTH AMENDMENT TO CREDIT AGREEMENT - Page 10

                                                                    EXHIBIT 10.3

applicable law. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum rate of interest permitted by law, Borrower and Lenders shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest; and (ii) exclude voluntary prepayments and the effect thereof; and (iii) compare the total amount of interest contracted for, charged or received with the total amount of interest which could be contracted for, charged or received throughout the entire contemplated term of the Notes at the maximum lawful rate under applicable law.

     27. Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     28. WAIVER OF TRIAL BY JURY. EACH DAISYTEK CORPORATION WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM OR OTHER ACTION, OF ANY NATURE WHATSOEVER, RELATING TO OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS. EACH DAISYTEK CORPORATION ACKNOWLEDGES THAT THE FOREGOING JURY TRIAL WAIVER IS A MATERIAL INDUCEMENT TO EACH LENDER'S ENTERING INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH LENDER IS RELYING ON SUCH WAIVER IN ITS FUTURE DEALINGS WITH SUCH CORPORATION. EACH SUCH CORPORATION WARRANTS AND REPRESENTS TO EACH LENDER THAT SUCH CORPORATION HAS REVIEWED THE FOREGOING JURY TRIAL WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THE FOREGOING JURY TRIAL WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     29. WAIVER OF CONSUMER/DTPA RIGHTS. EACH DAISYTEK CORPORATION HEREBY WAIVES ALL OF ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT (TEX. BUS. & COM. CODE SECTION 17.41 ET SEQ.), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, AND REPRESENTS AND WARRANTS TO EACH LENDER THAT SUCH CORPORATION (A) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE SUCH CORPORATION TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, (B) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, AND (C) IS REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH SUCH TRANSACTIONS.

     30. OTHER AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE WRITTEN CREDIT AGREEMENT, AS

NINTH AMENDMENT TO CREDIT AGREEMENT - Page 11

                                                                    EXHIBIT 10.3

AMENDED BY THIS AMENDMENT, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.


NINTH AMENDMENT TO CREDIT AGREEMENT - Page 12

                                                                    EXHIBIT 10.3


     THIS AMENDMENT is executed and effective as of the date first written above.

                                           BORROWER:

                                           DAISYTEK, INCORPORATED

                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           GUARANTOR:

                                           DAISYTEK INTERNATIONAL
                                           CORPORATION


                                           By:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------





SUBSIDIARY GUARANTORS:


DAISYTEK ASIA PTY LTD, a Singapore
corporation


By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

DAISYTEK AUSTRALIA PTY. LTD.
(ACN 075 675 795), an Australian corporation


By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------



NINTH AMENDMENT TO CREDIT AGREEMENT - Page 13

DAISYTEK (CANADA) INC., a Canadian corporation


By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

DAISYTEK DE MEXICO, S.A. DE C.V.,
a Mexican corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

DAISYTEK DE MEXICO SERVICES, S.A. DE C.V., a Mexican corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

DAISYTEK LATIN AMERICA, INC., a Florida
corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

HOME TECH DEPOT, INC., a Delaware corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

NINTH AMENDMENT TO CREDIT AGREEMENT - Page 14

PRIORITY FULFILLMENT SERVICES DE
MEXICO, S.A. DE C.V., a Mexican corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

PRIORITY FULFILLMENT SERVICES, INC.,
a Delaware corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

PRIORITY FULFILLMENT SERVICES OF
AUSTRALIA PTY. LIMITED, (ACN 077 906 462), an Australian corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

PRIORITY FULFILLMENT SERVICES OF
CANADA, INC., a Canadian corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

STEADI-SYSTEMS, LTD.,
a California corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


NINTH AMENDMENT TO CREDIT AGREEMENT - Page 15

STEADI SYSTEMS MIAMI, INC.,
a Florida corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

STEADI SYSTEMS NEW YORK, INC.,
a New York corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

STEADI SYSTEMS CANADA, INC.,
a Canadian corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

STEADI SYSTEMS DE MEXICO, S.A. DE C.V.,
a Mexican corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

SUPPLIES EXPRESS, INC., a Delaware corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


NINTH AMENDMENT TO CREDIT AGREEMENT - Page 16

WORKING CAPITAL OF AMERICA, INC.,
a Delaware corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------



THE TAPE COMPANY, INC., an Illinois
corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------



THE TAPE COMPANY, INC., a Georgia
corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


THE TAPE COMPANY, INC., a Pennsylvania
corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------




NINTH AMENDMENT TO CREDIT AGREEMENT - Page 17

THE TAPE COMPANY, INC., an Ohio
corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

THE TAPE COMPANY, INC., a Minnesota
corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

TAPE DISTRIBUTORS OF TEXAS, INC.,
a Texas corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

BUSINESS SUPPLIES DISTRIBUTORS, INC.,
a Delaware corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

NINTH AMENDMENT TO CREDIT AGREEMENT - Page 18

PFSWEB, INC., a Delaware corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

BSD DISTRIBUTORS, (CANADA) INC., a
Canadian corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

BUSINESS SUPPLIES DISTRIBUTOR
EUROPE B.V., a Dutch corporation


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


NINTH AMENDMENT TO CREDIT AGREEMENT - Page 19

AGENT:

CHASE BANK OF TEXAS, N.A.,
a national banking association


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------
                                            LENDERS:

                                            CHASE BANK OF TEXAS, N.A.
                                            a national banking association


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                            CITIZENS BANK OF
                                            MASSACHUSETTS, a Massachusetts stock
                                            savings bank

                                            By:
                                               --------------------------------
                                               Michael St. Jean,
                                               Vice President


                                            BANK ONE, NA (Main Office Chicago),
                                            a national banking association


                                            By:
                                               --------------------------------
                                            Kathy Turner, Authorized Agent


                                            IBM CREDIT CORPORATION, a
                                            Delaware corporation


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


NINTH AMENDMENT TO CREDIT AGREEMENT - Page 20